Exhibit 10.12

DATED August 15, 2005

BDP REALTY ASSOCIATES, LLC

AND

PLANET GROUP, INC.

AGREEMENT OF LEASE

670 Long Beach Boulevard
Long Beach, New York 11561

AGREEMENT OF LEASE made as of the 15th day of August 2005 between BDP REALTY ASSOCIATES, LLC with an address at 670 Long Beach Blvd., Long Beach, New York 11561 (hereinafter referred to as the “Landlord”) and PLANET GROUP, INC. with an address at 670 Long Beach Blvd., Long Beach, New York 11561 (hereinafter referred to as the “Tenant”).

W I T N E S S E S:

1.                                       Premises.

1.1                                 The Landlord hereby leases and demises to the Tenant, and the Tenant hereby takes and hires from the Landlord, upon and subject to the terms, conditions, covenants and provisions hereof, all that building and adjacent land known as and located at 670 Long Beach Blvd., Long Beach, New York 11561 and comprising Section 59, Block 119, Lots 11-14, 35 and 37 in the Town of Long Beach, County of Nassau, as delineated in red for purposes of identification only on Schedule A annexed hereto and made a part hereof (the “Premises”).

2.                                       Term and Option to Renew.

2.1                                 The term of this Lease shall commence on the 15th day of August 2005 and end on the 31st day of December 2016 (the “Term”).

2.2                                 Landlord hereby grants to Tenant the right to renew the Term of this Lease for one five (5) year period (“Extension Term”) from the expiration of the initial term hereof upon the terms and conditions set forth in this lease (except for rent which shall be as set forth in this paragraph) by service of a written notice from Tenant to Landlord not less than one hundred and eighty (180) days prior to the expiration of the initial term hereof.  The rent for the Extension Term shall be the greater of Tenant’s rent at the end of the initial term plus 3%, or 95% of the premises fair market rental value as determined by a New York State licensed commercial real estate appraiser selected by the Landlord.  The costs of the appraisal shall be paid equally by the Tenant and Landlord.

3.                                       Rent and Additional Rent.

3.1                                 The Premises consist of 16,284 square feet of rental office space that Tenant has agreed to rent at the annual rate of $21.70 per square foot.  Therefore, the Tenant covenants and agrees to pay the Landlord, in lawful money of the United States, without offset or deduction (subject as mentioned below) and without prior demand, rent in the amount of Three Hundred Fifty Three Thousand Three Hundred Sixty Five ($353,365.00) Dollars per annum (the “Rent”) payable in advance in equal monthly installments of Twenty Nine Thousand Four Hundred Forty Seven Dollars and 00/100 ($29,447.00) Dollars on the first day of each and every month during the Term; together with all such additional payments and charges as may be due hereunder (“Additional Rent”), at the office of the Landlord or such other place as Landlord shall designate.  The Rent shall be increased by 3% on the 1st day of January in each year during the Term, commencing January 1, 2007.

3.2                                 It is expressly understood and agreed between the parties that the Rent shall not include the supply of electricity, gas, water, sewage, heat and air conditioning, cleaning service or any other services, which it shall be the sole responsibility of the Tenant to arrange and pay for to the extent it requires same or such charges are levied or incurred in respect of the Premises.  Landlord shall not be liable for any failure, interruption or suspension of any such service, except to the extent that the same is caused by the gross negligence, or willful act of Landlord or its employees and agents.

3.3                                 In addition to Rent, Tenant shall:

3.3.1                        pay all real estate and school district taxes levied in respect of the Premises (collectively “Taxes”) for all periods occurring during the Term of this Lease and Landlord shall deliver to Tenant a copy of each Tax assessment received, promptly upon receipt of same.  At Landlord’s option, payment of Taxes shall be made to Landlord monthly together with the payment of Rent, based on an estimate of the annual taxes due for the relevant fiscal year, with an appropriate adjustment (and consequent credit or additional payment as the case may be), once the amount” of taxes for the relevant period has been determined.  In the event that Landlord requires Tenant to pay the Taxes direct to the relevant taxing authority, then Tenant shall from time to time be required to deliver to Landlord upon demand receipts for payment of Taxes and Tenant shall indemnify and hold Landlord harmless from and against all interest and penalties which may arise as a result of late payment of any Taxes.  Landlord shall at the request and cost of Tenant assist Tenant and participate in any certiorari proceedings, which Tenant may desire to commence in order to reduce the amount of Taxes payable.  Any refund of Taxes received by Landlord at any time relating to any period during the Term shall be immediately repaid to Tenant or credited to Tenant’s Real Estate Taxes Account.

3.3.2                        Insure the Premises against all risks usually insured against for premises similar to the Premises and including third party liability, with an insurer of good standing in the State of New York.  The amounts of such insurances shall be for such amounts as the Landlord shall reasonably require.  Tenant shall secure that Landlord and any lending institution(s) designated by landlord are included as an additional named insureds and loss payees under all such policies of insurance.  Tenant shall deliver to Landlord not less than once in each year during the Term a Certificate of Insurance confirming that such insurance is in full force and effect and that Landlord’s and its lending institution(s) interests are duly noted.

3.4                                 In the event that Tenant fails to pay when due any item required to be paid by it hereunder pursuant to this section 3, Landlord shall be entitled to pay same on behalf of Tenant and to recover same from Tenant upon demand as additional rent.

3.5                                 Notwithstanding anything herein to the contrary, the due date for any and all monetary obligations which are not payable on a regular monthly basis shall be thirty (30) days after Tenant has received a written demand therefor from Landlord.

3.6                                 All references in this Lease to the payment by Tenant of costs, expenses, fees, amounts and sums, etc. are deemed to refer to reasonable costs, expenses, fees, amounts and sums, etc.  All references in this Lease to Landlord’s satisfaction or judgment or discretion are deemed to refer to Landlord’s reasonable satisfaction or judgment or discretion.

4.                                       Use of Premises.

4.1                                 Tenant covenants and agrees that the sole permitted use of the Premises shall be as and for offices and uses ancillary thereto.

5.                                       Signage.

5.1                                 Tenant shall be entitled to display its name and logo on or about the exterior of the Premises, in a manner consistent with the character of the building and shall be entitled to permit its tenants to similarly display their respective name and signage in a similar fashion, subject to landlord’s approval and compliance with all local regulations and zoning ordinances.

6.                                       Restriction On Assignment and Subletting.

6.1                                 Tenant shall not assign this Lease nor sublet nor share occupancy or possession of all or any part of the Premises, without the prior consent of Landlord, which shall not be unreasonably withheld or delayed.  Any such assignment or sublease without consent shall be void and of no force and effect.  PROVIDED ALWAYS that nothing herein shall prevent or restrict Tenant from assigning, subletting or sharing occupation of the whole or any part of the Premises with any entity which is a subsidiary or affiliate of the Tenant, or which is owned or controlled by Stockholders of Tenant and Landlord’s consent shall not be required to any such assignment or Subletting.  Tenant shall give notice to Landlord upon any such permitted assignment or subletting of more than one half of the Premises.

6.2                                 If Landlord’s consent is required hereunder, Tenant shall submit to Landlord details of the proposed assignee or sub-tenant, including relevant financial information or references and the terms of the proposed transaction.  If Landlord does not object to the proposed transaction within 30 days of receipt of Tenant’s application for consent; landlord shall be deemed to have consented to same.  Tenant shall be responsible for all reasonable costs and expenses of Landlord incurred in considering and granting any such consent.

7.                                       Condition of Premises and Representations.

7.1                                 Tenant has examined the Premises and is familiar with the physical condition thereof.  Landlord has not made and does not make any representation as to the physical condition, expenses, operation or any other matter or thing affecting or related to the Premises, except as herein specifically set forth, and the Tenant hereby expressly acknowledges that no representations have been made.  Tenant further acknowledges that it has inspected the

Premises and the Premises and agrees to take the Premises “as is” and Landlord has no obligation to undertake any works to or on the Premises.

8.                                       Repairs by Tenant and Access By Landlord.

8.1                                 Tenant covenants that throughout the Term of this Lease it shall, at its own cost and expense keep and maintain, or cause to be kept and maintained, in good condition and repair subject to normal wear and tear, the interior and exterior of the Premises the HVAC, electrical and plumbing systems in the Premises and any items of plant, equipment and personal property therein provided by Landlord.  Nothing herein shall require Tenant to put the Premises into any better condition or state of repair than shall exist as of August 1 2005.  Notwithstanding the foregoing, Tenant shall not be obligated to replace or pay for the replacement of any sprinkler systems serving the Premises nor the roof, foundations or exterior walls of the Premises either during or at the end of the Term of this Lease, unless (i) such replacement shall be necessitated by Tenant’s wrongful or negligent act or omission and (ii) the cost of such replacement shall not be covered by Landlord’s insurance.

8.2                                 Tenant shall not commit nor suffer waste or injury to the Premises and shall keep or cause to be kept the Premises and all portions thereof in a neat and clean condition and free from all accumulated debris, rubbish, and other obstructions.

8.3                                 Landlord shall have the right, for itself and for its mortgagee, upon reasonable notice to Tenant (except in case of emergency) to enter upon the Premises for the purpose of inspecting and examining same, for the purpose of carrying out any works required in relation to the Premises and during the last six (6) months of the term, for the purpose of showing the Premises to prospective tenants.

8.4                                 In the event that Tenant fails to comply with the provisions of this Section after ten (10) days notice, then Landlord may, at Landlord’s option, enter upon the Premises and carry out Tenant’s obligations hereunder the cost of which shall be borne by Tenant and paid to Landlord as Additional Rent when billed by Landlord.

9.                                       Alterations.

9.1                                 Tenant shall make no alterations, changes or improvements of a structural nature to the Premises, or any changes or improvements to the main electrical, heating and air conditioning, water and sewage systems at the Premises or any part thereof, without Landlord’s prior written consent which shall not be unreasonably withheld or delayed.

9.2                                 If Landlord’s consent is required hereunder, Tenant shall submitted Landlord details of the proposed works, including relevant plans.  Tenant shall be responsible for all reasonable costs and expenses of Landlord incurred in considering and granting any such consent.

10.                                 Mechanics Liens.

10.1                           If any mechanic’s lien, or liens, shall be filed against Tenant’s interest in the Premises for work done, or materials furnished to the Tenant, Tenant shall, within twenty

(20) days thereafter, at his own expense, cause such lien, or liens, to be discharged by filing a bond for that purpose as required by law, or satisfying the indebtedness by payment.

11.                                 Subordination; Compliance with Mortgage.

11.1                           This Lease is subject and subordinate in all respects to any and all ground leases or mortgages which may now or hereafter encumber the Premises.  Landlord represents that this lease does not constitute a violation of any such mortgage.

12.                                 Additional Rent and Late Charge.

12.1 In the event of non-payment of any Additional Rent due hereunder, the Landlord shall have all rights and remedies herein provided in the case of the non-payment of Rent.  If the Landlord fails to receive from the Tenant any payment (or portion thereof) due hereunder by its due date, and if such failure is not fully remedied within twenty one (21) days after notice, Tenant shall pay to Landlord as Additional Rent hereunder, a late charge (the “Late Charge”) at the rate of one (1%) percent of the overdue amount for each month or any part thereof, or if lower, the maximum permissible legal rate, until said overdue amount is paid.  All Late Charges shall be payable by the Tenant, as soon as they accrue.

13.                                 Indemnity.

13.1                           Tenant shall indemnify and hold harmless the Landlord from and against all costs, claims, actions, damages and liability (including reasonable attorneys fees, costs and expenses), arising from, out of, or in any way relating to the use or occupancy by Tenant of the Premises, including but not limited to the negligent or willful act or omission of Tenant or any of Tenant’s employees, agents, contractors or invitees; provided always that Tenant shall not be liable hereunder to the extent that any claim results from the negligent or willful act of Landlord or Landlord’s employees, agents or other tenants.

14.                                 Condemnation.

14.1                           If at any time during the Term of this Lease, the whole of the Premises shall be taken for any public or quasi-public purpose by any lawful power or authority by the exercise of the right of condemnation or eminent domain, this Lease and the Term hereby granted shall terminate on the date that the Premises shall be taken and Tenant shall have no claim for the value of any unexpired Term.

14.2                           If only a part of the Premises shall be taken or condemned as aforesaid, this Lease shall terminate only in respect of the part so taken, as of the date of such taking except that (a) Tenant may elect to terminate this Lease if that portion of the building constructed on the Premises then occupied by Tenant shall be reduced by more than 15%, and (b) Landlord may elect to terminate this Lease if that portion of the building constructed on the Premises then occupied by Tenant shall be reduced by more than 20%; either election, whether that permitted to be made hereunder by Tenant or that permitted to be made hereunder by Landlord, as aforesaid shall by notice of such election by the one party to the other party, given no later than thirty (30) days after (i) notice of such taking is given by the condemning or other authority, or (ii) the date of such taking, whichever occurs later.  If more than fifty percent (50%) of the

Premises shall be so taken, then in that event either party may, by notice of its election given to the other, as aforesaid, terminate this Lease.

14.3                           If, as a result of any such taking or conveyance of parking facilities, the number of parking spaces available for the Tenant shall be permanently reduced below ten (10) then Tenant shall have the right to terminate this Lease by giving written notice to Landlord within thirty (30) days after the date of such taking or conveyance.

14.4                           Tenant shall in no event have any claim or interest in or to any award of damages received by Landlord for such taking.  Tenant shall nonetheless, be entitled to claim, prove and receive in any such condemnation proceedings such award or compensation as maybe allowed for its relocation costs, trade fixtures and other equipment and for loss of business, goodwill, depreciation or injury to and cost of removal of trade fixtures, etc. but only if such award or compensation shall be made by the condemning or other such authority in addition to, and shall not result in a reduction of the award or compensation made by it to Landlord.

15.                                 Destruction, Fire or Other Casualty.

15.1                           If at any time during the Term of this Lease, the whole or any part of the Premises shall be damaged by fire or other casualty, Tenant shall give immediate notice to Landlord and this Lease shall continue in full force and effect except as hereinafter set forth in this Section 15.

15.2                           If the Premises is damaged or rendered unusable by fire or other casualty, whether in whole or in part, the damage to the Premises shall be repaired by or on behalf of Landlord out of proceeds of insurance receivable by the Landlord, at no cost to Tenant and the Rent shall be apportioned from the day following the casualty until such repair shall be substantially completed, according to the part of the Premises which is usable, subject to Landlord’s right to elect not to restore the same as hereinafter provided.

15.3                           If the Premises is rendered wholly unusable or (whether or not the Premises is damaged·in whole or in part) if the Premises shall be so damaged that Landlord shall decide to demolish it or to rebuild same, or if any damage to the Premises occurs during the last six (6) months of the Term then, in any of such events, Landlord or Tenant may elect to terminate this Lease by written notice to Tenant or Landlord, as the case may be, given within ninety (90) days after such fire or casualty, specifying a date for the expiration of the Lease, which date shall not be more than fifteen (15) days after the giving of such notice, and upon the date specified in such notice the Term of this Lease shall expire as fully and completely as if such date were the date set forth above for the termination of this Lease and Tenant shall forthwith quit, surrender and vacate the Premises, without prejudice however to Landlord’s rights and remedies against Tenant under the Lease provisions in effect prior to such termination and any Rent owing shall be paid up to such date, and any payments of Rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant.

15.4                           Unless the Lease shall be terminated as provided for herein, Landlord shall make the repairs and restorations required hereunder, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Landlord’s control.  After any such casualty, Tenant shall cooperate with Landlord’s restoration by removing from the Premises as promptly as reasonably possible, all of Tenant’s movable equipment, furniture and other property.  Tenant’s liability for Rent shall resume five (5) days after written notice from Landlord that the Premises is substantially ready for Tenant’s occupancy.

15.5                           Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty caused by the Tenant or Tenant’s agents or employees which is not covered by insurance.

15.6                           Tenant acknowledges that it will carry its own insurance on Tenant’s files, furniture and/or furnishings or any fixtures, equipment, improvements or other property removable by Tenant and agrees that Landlord will not be liable or obligated to repair any damage thereto or replace same.

16.                                 Quiet Enjoyment.

16.1                           The Tenant, upon paying the Rent and Additional Rent and all other sums and charges to be paid by it as herein provided, and observing and keeping all covenants, warranties, agreements and conditions of this Lease on its part to be kept, shall quietly have and enjoy the Premises during the term of this Lease, subject to the terms and conditions of this Lease.

17.                                 Bankruptcy and Attachment.

17.1                           The Tenant agrees that if any execution or attachment should be issued against the Premises (or the estate created hereby) whereupon the Premises should be taken or occupied by someone other than Tenant or if Tenant shall be adjudged a bankrupt or insolvent, or any receiver or trustee shall be appointed for the property of the Tenant and not discharged within thirty (30) days, or if the Tenant shall make any assignment of its property for the benefit of creditors, or if Tenant shall file a voluntary petition in bankruptcy, or apply for reorganization, composition, extension or other arrangement with its creditors under any federal or state law now or hereafter enacted, and any such process, assignment, action or proceeding be not vacated or set aside within thirty (30) days thereafter, then each of the foregoing shall be deemed an Event of Default for the purposes of Section 18.

18.                                 Default.

18.1                           The following shall be defined and deemed as an “Event of Default”:

18.1.1                  Any failure of the Tenant to pay the Rent or Additional Rent or other sum of money when the same shall be due and payable and such failure shall continue for a period of thirty (30) days after Landlord shall have given written notice to Tenant of such failure; or

18.1.2                  Any failure to observe and perform any of the covenants, agreements, terms or conditions contained in this Lease other than those referred to in the foregoing subsection 18.1.1 which shall continue for a period of thirty (30) days after Landlord shall have given written notice to Tenant of such failure provided, however, that if such obligation cannot be performed within said thirty (30) day period, Tenant shall not be deemed in default thereof or deemed to have failed to perform such obligation if and for so long as Tenant has commenced performance (to the extent feasible) of such obligation within said thirty (30) day period and uses diligent efforts to complete performance of same.

18.1.3                  The occurrence of an event set forth in Section 17.1 or a default by Tenant of the provisions of Section 6.1.

18.2                           Upon the occurrence of any Event of Default Landlord shall, in addition to any other right or remedy provided for in this Lease, have the immediate right of re-entry and may remove the Tenant and Tenant’s property from the Premises by any means permitted by law.  In addition, if any Event of Default shall occur (whether or not the Landlord shall elect to re-enter or to take possession pursuant to legal proceeding or pursuant to any notice provided for by the law) the Landlord shall have the right, at its option, to terminate this Lease on written notice to Tenant and/or it may from time to time, whether or not this Lease be terminated, make such alterations and repairs as may be necessary in order to relet the Premises and/or relet the Premises or any part thereof for such term or terms (which may extend beyond the term) and at such rent(s) and upon such other terms and conditions as Landlord in its sole discretion may deem advisable; upon each such reletting all rents received by the Landlord from such reletting shall be applied first, to the payment of any costs and expenses of such reletting, including brokerage fees and attorneys’ fees; second, to the payment of the Rent and Additional Rent due and unpaid hereunder, and the residue, if any, shall be held by the Landlord and applied in payment of future rent(s) as the same may become due and payable hereunder, with the right reserved to the Landlord to bring such action(s) or proceeding(s) for the recovery of any deficits remaining unpaid without being obliged to await the end of the Term for a final determination of the Tenant’s account, and the commencement or maintenance of an action shall not bar Landlord from bringing other or subsequent actions for further accruals pursuant to the provisions of this Section.  If such rents received from such reletting during any month are less than that to be paid during that month by Tenant hereunder, the Tenant shall pay any such deficiency to Landlord.  Such deficiency shall be calculated and paid monthly subject to Landlord’s right of action(s) or proceeding(s) as aforesaid.  No such re-entry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention is given to Tenant.  Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach.  Should the Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, it may recover from the Tenant all damages it may incur by reason of such breach as damages for loss of the bargain and not as a penalty, including the cost of recovering possession of the Premises and reasonable costs and attorneys’ fees, all of which shall be immediately due and payable from the Tenant to the Landlord.

18.3                           In the event of a breach by the Tenant of any of its obligations under this Lease, Landlord shall also have the right (a) to appropriate injunctive relief and (b) to recover Landlord’s reasonable attorneys’ fees, costs and disbursements occasioned by any default.  The remedies provided in this Lease shall be cumulative and the exercise of anyone of them shall not in any way abridge, modify or preclude any other rights or remedies to which the Landlord is entitled either at law or in equity.

19.                                 Security.

19.1                           The original Tenant hereunder shall not be required to deposit any security with Landlord.  However, if any assignee is required to deposit such security, the remaining provisions of this Section shall apply.  Tenant has deposited with Landlord the agreed amount, as security for the faithful performance and observance by Tenant of the provisions of this Lease; it is agreed that in the event Tenant defaults in respect of any of the provisions of this Lease, including, but not limited to, the payment of Rent or Additional Rent, Landlord may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any Rent or Additional Rent or any other sum as to which Tenant is in default, or for any sum which Landlord may expend or may be required to expend by reason of Tenant’s default in respect of any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the Premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Landlord.  In the event that the security is reduced by reason of the foregoing, Tenant shall promptly pay to Landlord the amount of such reduction, to the intent that the full amount of the security set forth above shall be held by Landlord throughout the Term.  In the event that Tenant shall fully and faithfully comply with all of the provisions of this Lease, the security shall be returned to Tenant on the expiration of this Lease and after delivery of entire possession of the Premises to Landlord.

20.                                 Non-Waiver.

20.1                           Neither a failure by the Landlord to exercise any of its options hereunder, nor failure to enforce its rights or seek its remedies upon any default, nor the acceptance by the Landlord of any Rent or Additional Rent accruing before or after any Event of Default, shall affect or constitute a waiver of the Landlord’s right to exercise such option, to enforce such right, or to seek such remedy with respect to that default or to any prior or subsequent default.

21.                                 Limitation of Liability.

21.1                           Notwithstanding anything to the contrary herein provided in this Lease, each and every term, covenant, condition and provision of this Lease is hereby made specifically subject to the provisions of this Section 21.  The term “Landlord” as used in this Lease shall mean only the owner for the time being so that in the event of any assignment of said leasehold estate Landlord shall be and is hereby entirely freed and relieved of all obligation and liability for anything and everything occurring after such assignment hereunder, and it shall be deemed, without further agreement between the parties and such assignee, that the assignee has assumed and agreed to observe and perform all obligations of Landlord hereunder.  Tenant further agrees that in the event of any claim against the Landlord hereunder, or in any way relating to the use and occupancy of the Premises, Tenant shall only have recourse to the assets of Landlord and no claim shall lie, nor shall any recourse be had against the individual partners or principals from time to time comprising Landlord and their personal assets.

22.                                 Notices.

22.1                           All notices and other communications hereunder shall be in writing and shall be delivered personally, sent by overnight courier, or mailed by first class, prepaid,

registered or certified mail, return receipt requested, addressed (a) to Landlord originally named herein at its address set forth herein; and (b) to Tenant, to its address at the Premises, or if Tenant has vacated, at Tenant’s last known address, or at such other address as the parties may designate by notice given in accordance with the provisions of this Section.  Any notice given hereunder shall be deemed served upon delivery or upon refusal of receipt by the addressee.  Any notice can be given by an attorney for either party hereto.

23.                                 Estoppel Certificates.

23.1                           Tenant shall, without charge, at any time and from time to time, within ten (10) days after written request by Landlord, certify by written instrument delivered to Landlord or any other person, firm or corporation specified in such request, to the best of its knowledge: (a) that the Lease has not been supplemented or amended and if so, the substance and manner of such supplement or amendment; (b) that the Lease is in force and effect in accordance with its terms as then constituted; (c) that no circumstances exist which do, or would with the passage of time constitute a default hereunder; (d) that no offsets, counterclaims or defenses to the enforcement of this Lease by Landlord exist; (e) as to the commencement and expiration dates of the Term of this Lease and the last payment of Rent and Additional Rent hereunder; and (f) as to any other matters as may reasonably be so requested.

24.                                 Holdover.

24.1                           In the event that Tenant shall remain in possession of the Premises after the expiration or termination of the Term granted under this Lease, then Tenant agrees that, in addition to any other rights or remedies Landlord may have under this Lease or at law, Tenant shall pay to Landlord one and one half (1½) times the Rent per month for each month and for each portion of any month that Tenant remains in possession of the Premises, which Landlord and Tenant mutually acknowledge to be reasonable liquidated damages on account of the damages that Landlord will sustain and not as a penalty.

25.                                 Governing Law.

25.1                           This Lease and shall be governed by and construed and construed in accordance with the laws of the State of New York and Tenant hereby submits to the jurisdiction of the Courts, federal and state, located in the State of New York, with respect to may matter or dispute arising with respect to the Premises or this Lease.

26.                                 Partial Invalidity.

26.1                           If any term, covenant, condition or provision of this Lease or the application thereof to any person or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Lease, shall not be affected thereby, and each term, covenant, condition and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

27.                                 Interpretation.

27.1                           Wherever herein the singular number is used, the same shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context shall require.  This Agreement of Lease may be executed in several counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.  The term “Landlord” wherever used herein shall mean only the owner at the time of Landlord’s interest herein, and upon any sale or assignment of the interest of the Landlord, its respective successors in interest and/or assigns shall, during the term of their ownership of their respective estates herein, be deemed to be the Landlord.

28.                                 Waiver of Trial by Jury.

28.1                           The Landlord and the Tenant do hereby waive trial by jury in any action, proceeding or counterclaim brought by either against the other upon any matters whatsoever arising out of or in any way connected with this Lease, the Tenant’s use or occupancy of the Premises and/or any claim of injury or damage.

29.                                 Section Headings.

29.1                           The section headings used herein are for reference and convenience only and shall not affect the import or interpretation of any of the provisions hereof.

30.                                 Entire Agreement, Termination of Previous Lease.

30.1                           This Lease contains the entire agreement between the parties and supersedes all prior and contemporaneous agreements, representations, statements, and understandings whether oral or written between the parties relating to the Premises, which shall henceforth be of no further force or effect.  Without limiting the foregoing the lease of the Premises between the parties dated as of January 1, 2002 is hereby terminated with immediate effect and neither party shall have any further rights or obligations thereunder.  This Lease cannot be changed or terminated orally and cannot be orally waived.

31.                                 Heirs, Successors and Assigns.

31.1                           The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of the parties and their respective heirs, distributees, executors, administrators, successors and assigns.

Remainder of page intentionally left blank

IN WITNESS WHEREOF, the parties have hereunto set their respective hands the day and year first above written.

BDP REALTY ASSOCIATES, LLC

By:	/s/Member

PLANET GROUP, INC.

By:	/s/ Graham Arad, SVP

SCHEDULE A

Plan of the Premises